                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C. 20549



                            FORM 8-K



                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 30, 1995
                                                ----------------


                KULICKE AND SOFFA INDUSTRIES, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)




    PENNSYLVANIA                  0-121             23-1498399
- ------------------------      -------------     -----------------
(State or other jurisdic-     (Commission         (IRS Employer
 tion of incorporation)        File Number)      Identification
                                                      No.)




2101 Blair Mill Road, Willow Grove, PA               19090
- -------------------------------------------     -----------------
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (215) 784-6000
                                                   --------------








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Item 4.  CHANGE IN CERTIFYING ACCOUNTANT OF REGISTRANT'S WHOLLY-
OWNED SUBSIDIARY.

Price Waterhouse LLP is the certifying accountant for Kulicke and Soffa Industries, Inc. ("the Company") and all subsidiaries except its wholly-owned subsidiary, Kulicke and Soffa Industries (Israel) Ltd. Through the fiscal year ended September 30, 1994, Price Waterhouse LLP relied upon the audit opinion of Luboshitz, Kasierer & Co., certifying accountant for Kulicke and Soffa Industries (Israel) Ltd., in expressing its audit opinion on the Company's consolidated financial statements.

On March 30, 1995, the Company dismissed Luboshitz, Kasierer & Co. On the same date, the Company appointed Price Waterhouse's Israeli affiliate, Somekh Chaikin, as the certifying accountant for Kulicke and Soffa Industries (Israel) Ltd. This change in accountants was made, following the formal affiliation of Somekh Chaikin with the Price Waterhouse world firm, solely in order to consolidate all audit and tax services with one worldwide accounting firm. The Company's decision to change the certifying accountants of Kulicke and Soffa Industries (Israel) Ltd. was approved by the Company's audit committee.

For the fiscal years ending September 30, 1993 and 1994, Luboshitz, Kasierer & Co. issued unqualified opinions in connection with their audits of the financial statements of Kulicke and Soffa Industries (Israel) Ltd.

During the fiscal years ending September 30, 1993 and 1994, and during the interim periods through the date of this report, there have been no disagreements on accounting principles or practices, financial statement disclosures, or auditing scope or procedures, as listed under Regulation S-K, Item 304(a)(1)(iv).

During the fiscal years ending September 30, 1993 and 1994, and during the interim periods through the date of this report, there have been no "reportable events" as listed under Regulation S-K,
Item 304(a)(1)(v)(A) through (D).

During the fiscal years ending September 30, 1993 and 1994, and during the interim periods through the date of this report, the Company has not consulted with Somekh Chaikin concerning matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, as listed under Regulation S-K, Item 304(a)(2).


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

     N/A

(b)  Pro-forma Financial Information

     N/A


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(c)  Exhibits

     16.  Letter regarding change in Certifying Accountant:

     Pursuant to Regulation S-K, Item 304(a)(3), the Company intends to file a letter from Luboshitz, Kasierer & Co., the former certifying accountant of Kulicke and Soffa Industries (Israel) Ltd., under a Form 8-K/A as soon as possible, but no later than two business days after receipt of such letter.















                              SIGNATURE
                              ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                KULICKE AND SOFFA INDUSTRIES, INC.




Date:  April 5, 1995            By: /s/ Clifford G. Sprague
                                   ------------------------
                                     Clifford G. Sprague,
                                      Senior Vice President
                                      and Chief Financial
                                      Officer